SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 5, 1996
                                                        -----------------


                                   Adage, Inc.
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             (Exact name of registrant as specified in its charter)




    Pennsylvania                       33-31797                  04-2225121
    ------------                       --------                  ----------


                  400 Willowbrook Lane, West Chester, Pa 19382



        Registrant's telephone number, including area code 610-430-3900
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         (Former name or former address, if changed since last report.)


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ITEM 5 - OTHER EVENTS

THE REGISTRANT ISSUED A PRESS RELEASE DATED SEPTEMBER 5, 1996 ANNOUNCING A $40,000,000 CONTRACT WITH THE U.S. ARMY. THE PRESS RELEASE IS APPENDED AS
EXHIBIT 1.


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Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant
has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                     ADAGE, INC.



                                                     /s/ Robert T. Holland
                                                     --------------------------
                                                     Robert T. Holland
                                                     Vice President - Finance


Date:   September 5, 1996


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